UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	95-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street Dublin 1, Ireland	D01 K0Y85
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 2.850% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 2.050% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 2.600% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 2.900% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 3.900% Senior Notes due 2052	AON52	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 7, 2022, Aon Corporation, a Delaware corporation (“Aon Corporation”), Aon Global Holdings plc, a public limited company formed under the laws of England and Wales (“AGH” and, together with Aon Corporation, the “Issuers”), Aon plc, an Irish public limited company (“Aon plc”) and Aon Global Limited, a private limited company formed under the laws of England and Wales, and prior to its re-registration, a public limited company formed under the laws of England and Wales named Aon plc (“AGL” and, together with Aon plc, the “Guarantors” and each, a “Guarantor”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein, with respect to the offering and sale by Aon Corporation and AGH of $500,000,000 aggregate principal amount of their 5.000% Senior Notes due 2032 (the “Notes”) under the Registration Statement on Form S-3 (Registration Nos. 333-238189, 333-238189-01, 333-238189-02 and 333-238189-03). Each Guarantor has fully and unconditionally, jointly and severally, guaranteed the Notes pursuant to the Indenture (as defined below) (collectively, the “Guarantees” and, together with the Notes, the “Securities”). The Securities were issued pursuant to an indenture, dated December 3, 2018, as amended and restated on April 1, 2020, as further amended and supplemented by a fourth supplemental indenture on September 12, 2022 (together, the “Indenture”), among Aon Corporation, AGH, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

The net proceeds from the offering, after deducting the underwriting discount and estimated offering expenses payable by the Issuers, were approximately $495,289,406. The Issuers intend to use 10% of the net proceeds from this offering for the general corporate purposes of Aon Corporation and to use 90% of the net proceeds from this offering for the general corporate purposes of AGH.

The Underwriting Agreement and the Fourth Indenture Supplement are filed as Exhibits 1.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The form of the Notes (including the Guarantees) is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the issuance of the Securities, Sidley Austin LLP is filing the legal opinion attached as Exhibit 5.1 to this Current Report on Form 8-K, Freshfields Brukhaus Deringer LLP is filing the legal opinion attached as Exhibit 5.2 and Matheson is filing the legal opinion attached as Exhibit 5.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 7, 2022, among Aon Corporation, AGH, Aon plc and AGL, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein.

4.1	Amended and Restated Indenture, dated April 1, 2020, among Aon Corporation, Aon plc, AGL, AGH and the Trustee (amending and restating the Indenture, dated December 3, 2018, among Aon Corporation, AGL and the Trustee) (included in Exhibit 4.6 to the Current Report on Form 8-K12B filed by Aon plc on April 1, 2020).

4.2	Fourth Indenture Supplement, dated as of September 12, 2022, among Aon Corporation, AGH, the Guarantors and the Trustee.

4.3	Form of 5.000% Senior Notes due 2032 (including the Guarantees) (included in Exhibit 4.2).

5.1	Opinion of Sidley Austin LLP.

5.2	Opinion of Freshfields Brukhaus Deringer LLP.

5.3	Opinion of Matheson.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

23.2	Consent of Freshfields Brukhaus Deringer LLP (included in Exhibit 5.2).

23.3	Consent of Matheson (included in Exhibit 5.3).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2022	AON PLC

	By:	/s/ Julie Cho
Name: Julie Cho
Title: Assistant Company Secretary